Exhibit 32.1              Section 1350 Certification of the Chief Executive Officer

Certification of Chief Executive Officer of
Commercial National Financial Corporation

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Commercial National Financial Corporation (the “Corporation”) for the period ending September 30, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Louis T. Steiner, Chief Executive Officer of the Corporation certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Commercial National Financial Corporation.

/s/ Louis T. Steiner
Louis T. Steiner
Chief Executive Officer
November 13, 2003